--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                          ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------



                                                               November 26, 1995




Dear Shareholder,

    Since the inception of The BlackRock North American Government Income Trust Inc. in 1991, the market for investments in fixed income securities has witnessed an unprecedented amount of interest rate volatility, which has changed the landscape for fixed income investors. 1995 has been a great year for investments in the bond market following the disappointments of 1994, as yields have declined and the value of fixed income securities has increased dramatically.

    Looking forward, we maintain a positive outlook for the market's performance in 1996. The economy currently appears to be growing at a steady rate and inflation appears to be under control. Market participants are beginning to agree that the Federal Reserve has achieved the "soft landing" that they set out to accomplish through a series of interest rate increases last year, and are optimistic for a further ease in the Fed's monetary policy should a budget accord emphasizing fiscal restraint be reached in Washington.

    BlackRock Financial Management is completing its first year as part of PNC Bank Corporation, becoming an essential part of PNC's Asset Management Group by taking a leadership role in their fixed income management operations. We have witnessed consistent growth of our assets under management, which now stand at approximately $34 billion, as both retail and institutional fixed income investors continue to recognize the value of our risk management capabilities and long term investment philosophy.

    We look forward to maintaining your respect and confidence and to serving your financial needs in the coming year.


Sincerely,




Laurence D. Fink                   Ralph L. Schlosstein
Chairman                           President

                                                               November 26, 1995




Dear Shareholder:

    We are pleased to present the annual report for The BlackRock North American Government Income Trust Inc. ("BNA" or "the Trust") for the fiscal year ended October 31, 1995. We would like to take this opportunity to review the economic and political events in Canada and the United States that contributed to the Trust's strong performance over the past year, on both a stock price and net asset value (NAV) basis. Additionally, we would like to review the Trust's portfolio strategy and the opportunities available to the Trust in the current low interest rate environment.

    The Trust is a non-diversified, actively managed closed-end bond fund whose investment objective is to provide high monthly income consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in Canadian and U.S. dollar-denominated fixed income securities, with at least 65% of the Trust's assets to be Canadian dollar-denominated securities (primarily Canadian provincial debt, Canadian Treasuries, and Canadian mortgage-backed securities). The U.S. portion of the portfolio is expected to consist primarily of mortgage-backed securities backed by U.S. Government agencies (such as Fannie Mae, Freddie Mac or Ginnie Mae) and U.S. Government securities.

    The Trust's shares are traded on the New York Stock Exchange under the symbol BNA. The table below summarizes the performance of the Trust's stock price, NAV and the U.S. dollar-to-Canadian dollar exchange rate over the fiscal year:

                            ----------------------------------------------------
                            10/31/95   10/31/94   Change     High       Low
--------------------------------------------------------------------------------
Stock Price                  $10.125   $9.125     10.96%    $10.375     $8.375
--------------------------------------------------------------------------------
Net Asset Value (NAV)        $11.36   $10.07      12.81%    $11.36      $9.24
--------------------------------------------------------------------------------
Premium/(Discount) to NAV    (10.87%)  (9.38%)    (1.49%)    (2.36%)   (15.40%)
--------------------------------------------------------------------------------
Currency Exchange Rate        $0.7464  $0.7390     1.00%     $0.7515    $0.6993
--------------------------------------------------------------------------------

The Canadian and U.S. Fixed Income Markets

    The performance of the Canadian bond market mirrored the dramatic rally in the U.S. capital markets, as interest rates fell and prices of fixed income securities increased throughout late 1994 and 1995. These rallies were sparked by economic reports that generally expressed moderate and sustainable growth in addition to a diminished threat of inflation. Over the past twelve months, interest rates have fallen substantially across both the Canadian and U.S. yield curves, particularly in the intermediate portion. The yields of both the Canadian and U.S. 10-year securities fell over 100 basis points (1.00%) from the Trust's semi-annual report dated April 30,1995, closing at 7.27% and 6.02%, respectively, on October 31, 1995.

    The currency exchange rate between the Canadian and U.S. dollars improved dramatically from its low of $0.6993 in March 1995 to $0.7464 as of October 31, 1995, in part due to the noticeable progress being made by both the Canadian government and most of its provinces in balancing their budget deficits. The increased value of the Canadian dollar significantly contributed to the substantial improvement in the Trust's NAV over the second and third quarters of 1995. Strong currency performance in conjunction with the bond market rally helped the Trust become the top performing closed-end bond fund on an NAV total return basis for the third quarter of 1995, according to Lipper Analytical Services, Inc.

    The most heavily publicized event impacting the Trust over the last year was the unsuccessful referendum made by Quebec secessionists to secede from Canada on October 30. After appearing to have minimal support as recently as early September, the vote failed by a margin of only 50.6% to 49.4%. The value of the Canadian dollar and Canadian bonds rallied sharply immediately following the vote, as international investors reacted favorably. Upon further reflection, however, the razor-thin Federalist victory and recent announcement by the secessionist party leader of his intention to run for the Premier of Quebec has muted the Canadian markets, erasing some of the post-referendum currency and bond market gains.

    The initiation and advancement of negotiations between Canada and Quebec, in addition to the continued progress of Canadian provinces and the Canadian government to exercise fiscal restraint and balance budgets, may play a major part in the
future performance of the Canadian dollar and bond market. In addition, the outcome of the U.S. Federal budget battle is expected to play a significant role in determining the course of the U.S. bond market for the remainder of 1995 and into 1996. The Federal Reserve appears biased to lower short term interest rates but is apparently awaiting the outcome of the budget talks before adjusting monetary policy as a reward for any fiscal restraint. While we remain attuned to the potential for rejuvenated Canadian and U.S. economies during the fourth quarter of 1995 and the possibility of accompanying inflationary pressure, we believe that both fixed income markets offer many pockets of value to investors in the coming months.

The Trust's Portfolio and Investment Strategy

    The Trust's portfolio holdings have been actively managed consistent with BlackRock's overall market outlook and the Trust's investment objectives. The chart below compares the Trust's portfolio compositions as of October 31, 1995 and October 31, 1994.

--------------------------------------------------------------------------------
  Composition                                 October 31, 1995  October 31, 1994
--------------------------------------------------------------------------------
Canadian Portfolio Allocation                         72%               75%
--------------------------------------------------------------------------------
Ontario                                               14%               13%
--------------------------------------------------------------------------------
Canadian Government Securities                        11%               12%
--------------------------------------------------------------------------------
Canadian Mortgages                                    10%               15%
--------------------------------------------------------------------------------
Alberta                                                7%                6%
--------------------------------------------------------------------------------
New Foundland                                          6%                6%
--------------------------------------------------------------------------------
British Columbia                                       5%                6%
--------------------------------------------------------------------------------
Manitoba                                               5%                4%
--------------------------------------------------------------------------------
Saskatchewan                                           5%                2%
--------------------------------------------------------------------------------
New Brunswick                                          3%                5%
--------------------------------------------------------------------------------
Quebec                                                 3%                3%
--------------------------------------------------------------------------------
Nova Scotia                                            2%                2%
--------------------------------------------------------------------------------
Prince Edward Island                                   1%                1%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
U.S. Portfolio Allocation                             28%               25%
--------------------------------------------------------------------------------
FHA Project Loans                                      7%                8%
--------------------------------------------------------------------------------
Non-Agency Multiple Class Mortgage
Pass-Throughs                                          7%               15%
--------------------------------------------------------------------------------
Agency Mortgage Pass-Throughs                          4%                1%
--------------------------------------------------------------------------------
Agency Multiple Class Mortgage
Pass-Throughs                                          3%                -
--------------------------------------------------------------------------------
U.S. Government Securities                             3%                -
--------------------------------------------------------------------------------
Stripped Mortgage-Backed Securities                    3%                -
--------------------------------------------------------------------------------
Adjustable Rate Mortgage Securities                    1%                -
--------------------------------------------------------------------------------
Commercial Mortgage-Backed Securities                  -                 1%
--------------------------------------------------------------------------------

    After increasing its Quebec exposure during the second quarter and the beginning of the third quarter, the Trust sold a portion of its Quebec issued debt at attractive levels approximately one month prior to the referendum, when public opinion polls predicted a much wider margin of victory for the Federalists. The portfolio reallocated assets to some of the more fiscally sound Western provinces, such as Alberta and Saskatchewan, which have been running their budgets at or near surpluses. Additionally, the strong rally of the Canadian dollar and bond market immediately following the Quebec referendum presented the Trust an opportunity to reduce overall Canadian dollar exposure and increase its U.S. mortgage holdings. As of October 31, 1995, 72% of the Trust was invested in Canadian securities, compared to 75% as of the Trust's last report of October 31, 1994.

BlackRock expects the Trust's Canadian dollar exposure to remain at the lower end of its allowable range pending more political stability.

    Within the U.S. portion of the portfolio, the Trust added to its mortgage exposure, initiating a position in adjustable-rate mortgages (ARMs), which are mortgage-backed securities whose coupon periodically resets to reflect current interest rates. ARMs can be less interest rate sensitive than other mortgage products with fixed coupon rates, potentially providing greater cash flow predictability. The Trust purchased these securities as an excess of ARM supply caused them to trade at attractive yields relative to Treasuries throughout 1995.

    We look forward to managing the Trust in the coming fiscal year to benefit from the opportunities available to investors in the Canadian and U.S. fixed income markets as well as to maintain the Trust's ability to meet its investment objectives. We thank you for your investment in the BlackRock North American Government Income Trust Inc. Please feel free to call our marketing center at
(800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.


Sincerely,




Robert S. Kapito                        Keith T. Anderson
Vice Chairman and Portfolio Manager     Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.    BlackRock Financial Management, Inc.



================================================================================
            The BlackRock North American Government Income Trust Inc.
--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                           BNA
--------------------------------------------------------------------------------
Initial Offering Date:                                December 20, 1991
--------------------------------------------------------------------------------
Closing Stock Price as of 10/31/95:                        10.125
--------------------------------------------------------------------------------
Net Asset Value as of 10/31/95:                            11.36
--------------------------------------------------------------------------------
Yield on Closing Stock Price as of 10/31/95 ($10.125)1:     9.26%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share2:                 $0.078125
--------------------------------------------------------------------------------
Current Annualized Distribution per Share2:               $0.9375
================================================================================

-------------------
1 Yield on Closing Stock Price is calculated by annualizing the current monthly distribution per share and dividing it by the closing stock price per share.

2 The distribution is not constant and is subject to change.

(Left Column)

--------------------------------------------------------------------------------
The BlackRock North American
Government Income Trust Inc.
Portfolio of Investments
October 31, 1995
--------------------------------------------------------------------------------
         Principal
          Amount                                                        Value
           (000)               Description                             (Note 1)
--------------------------------------------------------------------------------

                      LONG-TERM INVESTMENTS-146.7%
                      United States Securities-41.2%
                      Mortgage Pass-Throughs-16.4%
         $ 7,000      Federal Home Loan Mortgage
                        Corporation, 6.50%, 1/01/99 .............  $  6,794,340
                      Federal Housing Administration,
                        GMAC,
           2,273          Series 37, 5/01/22 ....................     2,326,899
           1,383          Series 44, 7.43%, 8/01/22 .............     1,424,955
           1,720          Series 59, 7.43%, 7/01/21 .............     1,770,885
             758          Series 65, 7.43%, 2/01/23 .............       779,783
                        Merrill,
           3,518          Series 29, 7.43%, 10/01/20 ............     3,620,453
          25,654          Series 42, 7.43%, 9/01/22 .............    26,313,771
           2,340        Reilly, Series B-11,
                          7.40%, 4/01/21 ........................     2,390,607
           2,418        Westmore Project 8240,
                          7.25%, 4/01/21 ........................     2,447,965
                      Government National Mortgage
                        Association,
           4,587@@      6.00%, 12/15/08 - 4/15/09,
                          15 year ...............................     4,491,055
          11,223        6.50%, 1 Year CMT,
                          4/20/25 (ARM) .........................    11,409,020
           3,407        8.00%, 5/15/23 - 7/15/25 ................     3,505,805
                                                                   ------------
                                                                     67,275,538
                                                                   ------------
                      Multiple Class Mortgage
                      Pass-Throughs-14.6%
          16,000      Community Program Loan Trust,
                        Collateralized Mortgage
                        Obligation, Series 1987-A,
                        Class A4, 10/01/18 ......................    13,670,000
                      Federal Home Loan Mortgage
                        Corporation, Multiclass Mortgage
                        Participation Certificate,
           8,000        Series 120, Class 120-H,
                          2/15/21 ...............................     8,460,856
          10,000@       Series 1102, Class 1102-H,
                          6/15/21 ...............................    11,056,200
          14,669        Series 1379, Class 1379-P,
                          8/15/18 (I) ...........................     1,622,791
             250        Series 1403, Class 1403-MA,
                          12/15/21 (I) ..........................     9,337,108

(Right Column)

--------------------------------------------------------------------------------
         Principal
          Amount                                                        Value
           (000)               Description                             (Note 1)
--------------------------------------------------------------------------------

                      Federal Home Loan Mortgage
                        Corporation, Multiclass Mortgage
                        Participation Certificate,
         $ 1,091        Series 1433, Class 1433-S,
                          11/15/22 (ARM) ........................   $   845,824
                      Federal National Mortgage
                        Association, REMIC
                        Pass-Through Certificates,
           9,500        Series 1989-90, Class 90-E,
                          12/25/19 ..............................     9,934,453
           2,917        Series 1994-22, Class 22-SA,
                          1/25/24 (ARM) .........................     2,158,829
           3,000      ML Trust XXXVI, Collateralized
                        Mortgage Obligation, Series 36,
                        Class D, 11/01/18 .......................     3,168,750
                                                                   ------------
                                                                     60,254,811
                                                                   ------------
                      Stripped Mortgage-Backed
                        Securities-4.5%
                      Federal Home Loan Mortgage
                        Corporation, Multiclass
                        Mortgage Participation
                        Certificates (REMIC),
          10,312        Series 1254, Class 1254-Z,
                          4/15/22, (I/O) ........................     2,300,833
              61        Series 1430, Class 1430-KA,
                          12/15/21, (I/O) .......................     2,249,100
              75        Series 1434, Class1434-M
                          12/15/22, (I/O) .......................     4,604,250
              50        Series 1459, Class 1459-JA,
                          8/15/20, (I/O) ........................     1,625,000
           5,620        Series 1571, Class 1571-E,
                          8/15/23, (P/O) ........................     2,781,690
                      Federal National Mortgage
                        Association, REMIC
                        Pass-Through Certificates,
              28        Series 1991-160, Class 160-PM,
                          12/25/21, (I/O) .......................       805,490
           2,345        Series 1994-22, Class 22-E,
                          1/25/24, (P/O)    1,524,332
           9,502        Trust 2, Class 2-2, 2/1/17, (I/O) .......     2,565,634
                                                                   ------------
                                                                     18,456,329
                                                                   ------------
See Notes to Financial Statements.

(Left Column)

--------------------------------------------------------------------------------
         Principal
          Amount                                                        Value
           (000)               Description                             (Note 1)
--------------------------------------------------------------------------------

                      U.S. Government Securities-5.7%
                      U.S. Treasury Notes,
         $ 6,185        5.625%, 6/30/97 .........................  $  6,185,000
           8,900        5.875%, 8/15/98 .........................     8,941,741
           6,000        6.00%, 8/31/97 ..........................     6,037,500
             965        6.125%, 5/15/98 .........................       975,104
           1,350        7.50%, 11/15/01 .........................     1,459,903
                                                                   ------------
                                                                     23,599,248
                                                                   ------------
                      Total United States Securities
                        (cost $169,013,054)                         169,585,926
                                                                   ------------

                      Canadian Securities-105.5%
                      Canadian Government
                        Securities-15.6%
                      Canadian Treasury Note,
          25,000+       7.00%, 9/15/97 ..........................    18,849,828
          10,000        8.50%, 3/01/00 ..........................     7,861,614
          38,250++      12.25%, 9/01/05 .........................    37,670,426
                                                                   ------------
                      Total Canadian Government Securities
                        (cost $67,359,305) ......................    64,381,868
                                                                   ------------
                      Canadian Mortgages-15.3%
                      Conduit for Mortgage Obligation,
        C$ 9,000        6.95%, 9/01/98 ..........................     6,675,773
          13,000        8.25%, 5/01/98 ..........................     9,922,227
           9,195      Firstline Prepayable,
                        8.625%, 5/01/97 .........................     6,974,172
           5,351      ManuLife Prepayable,
                        7.625%, 2/01/98 .........................     4,031,065
          28,447      NHA Mortgage Backed Securities
                        Corporation, Household Trust,
                        7.75%, 6/01/99 ..........................    21,434,347
           4,646      Pacific Coast,
                        7.375%, 7/01/98 .........................     3,485,066
                      Shoppers,
           2,976        9.125%, 4/01/02 .........................     2,327,085
          10,228        9.125%, 5/01/02 .........................     7,999,862
                                                                   ------------
                      Total Canadian Mortgages
                        (cost $61,725,485) ......................    62,849,597
                                                                   ------------
(Right Column)

--------------------------------------------------------------------------------
         Principal
          Amount                                                        Value
           (000)               Description                             (Note 1)
--------------------------------------------------------------------------------

                      Canadian Provincial
                      Securities-74.6%
                      Alberta-10.1%
                      Alberta Province,
        C$15,000+       9.75%, 5/08/98 ..........................  $ 11,944,906
                                                                   ------------
          35,000++      10.25%, 8/22/01 .........................    29,587,748
                                                                   ------------
                                                                     41,532,654
                                                                   ------------
                      British Columbia-8.0%
                      British Columbia Province,
          10,000        8.50%, 8/23/13 ..........................     7,701,888
          30,000++      9.50%, 1/09/12 ..........................    25,087,304
                                                                   ------------
                                                                     32,789,192
                                                                   ------------
                      Manitoba-6.8%
           3,000      City of Winnipeg,
                        9.375%, 2/11/13 .........................     2,412,673
                      Manitoba Province,
          16,500        7.75%, 9/14/00 ..........................    12,548,141
          15,000++      11.25%, 10/17/00 ........................    13,009,281
                                                                   ------------
                                                                     27,970,095
                                                                   ------------
                      New Brunswick-4.0%
          20,000      New Brunswick Province,
                        9.75%, 6/01/01 ..........................    16,442,738
                                                                   ------------
                      Newfoundland-8.7%
                      Newfoundland and Labrador
                      Province,
          36,000        10.95%, 4/15/21 .........................    32,848,186
           3,341        11.00%, 3/04/06 .........................     2,858,974
                                                                   ------------
                                                                     35,707,160
                                                                   ------------
                      Nova Scotia-3.0%
          15,000++    Nova Scotia Province,
                        9.60%, 1/30/22 ..........................    12,438,413
                                                                   ------------
                      Ontario-20.5%
                      Ontario Hydro,
          16,250++      8.625%, 2/06/02 .........................    12,754,140
          10,000++      8.90%, 8/18/22 ..........................     7,894,454
           6,000        9.375%, 1/31/00 .........................     4,817,416
                      Ontario Province,
          25,000++      7.50%, 2/07/24 ..........................    16,926,015
          25,000++      8.10%, 9/08/23 ..........................    18,135,151
          28,000+       10.875%, 1/10/01 ........................    23,933,103
                                                                   ------------
                                                                     84,460,279
                                                                   ------------
See Notes to Financial Statements.

(Left Column)

--------------------------------------------------------------------------------
         Principal
          Amount                                                        Value
           (000)               Description                             (Note 1)
--------------------------------------------------------------------------------

                      Prince Edward Island-2.1%
                      Prince Edward Island Province,
        C$ 5,000        8.50%, 10/27/15 .........................  $  3,722,570
           6,000        9.75%, 12/17/12 .........................     5,020,148
                                                                   ------------
                                                                      8,742,718
                                                                   ------------
                      Quebec-4.3%
                      Hydro Quebec,
          10,000        7.00%, 6/01/04 ..........................     6,939,088
          10,000        10.25%, 5/15/03 .........................     7,960,136
           3,250        10.75%, 3/27/04 .........................     2,591,073
                                                                   ------------
                                                                     17,490,297
                                                                   ------------
                      Saskatchewan-7.1%
                      Saskatchewan Province,
          15,000        9.50%, 8/16/04 ..........................    12,364,969
          15,000        9.625%, 12/30/04 ........................    12,474,127
           5,000        11.00%, 1/09/01 .........................     4,288,136
                                                                   ------------
                                                                     29,127,232
                                                                   ------------
                      Total Canadian Provincial
                        Securities (cost $303,397,044) ..........   306,700,778
                                                                   ------------
                      Total Canadian Securities
                        (cost $432,481,834) .....................   433,932,243
                                                                   ------------
                      Total Long-Term Investments
                        (cost $601,494,888) .....................   603,518,169
                                                                   ------------
                      SHORT-TERM INVESTMENTS-0.5%
                      Repurchase Agreement-0.4%
         $ 1,460      State Street Bank and Trust Co.,
                        5.80%, dated 10/31/95, due
                        11/1/95 in the amount of
                        $1,460,235 (collateralized by
                        $1,395,000 United States
                        Treasury Note, 8.5%, due
                        7/15/97, value including
                        accrued interest-
                        $1,528,027)
                        (cost $1,460,000) .......................     1,460,000
                                                                   ------------

Contracts #
-----------
                      CALL OPTION PURCHASED-0.1%
             229      United States Treasury Bond Future,
                        expiring Feb. '96 @ 118.00
                        (cost $480,843) .........................       447,264
                                                                   ------------
                      Total Short-Term Investments
                        (cost $1,940,843) .......................     1,907,264
                                                                   ------------
                      Total investments before
                        outstanding call option written
                        and investments sold
                        short-147.2%
                        (cost $603,435,731) .....................   605,425,433
                                                                   ------------
(Right Column)

--------------------------------------------------------------------------------

                                                                         Value
        Contracts #            Description                             (Note 1)
--------------------------------------------------------------------------------


                      CALL OPTION WRITTEN-0.0%
             (40)       Canadian Treasury Note Future,
                        expiring Dec. '95 @ C$ 7.35
                        (premium received $225,525) .............     $(214,360)
                                                                   ------------
         Principal
          Amount
           (000)
         ---------
                      INVESTMENTS SOLD SHORT-(6.8%)
                      U.S. Treasury Notes,
        $ (2,560)       6.50%, 5/15/05 ..........................    (2,649,600)
         (23,095)       6.625%, 3/31/97 .........................   (23,405,397)
          (1,600)       7.50%, 2/15/05 ..........................    (1,764,496)
                                                                   ------------
                      Total investments sold short-
                        (proceeds $27,677,095) ..................   (27,819,493)
                                                                   ------------
                      Total investments, net of
                        outstanding call option written
                        and investments sold
                        short-140.4% ............................   577,391,580
                      Liabilities in excess of
                        other assets-(40.4%) ....................  (166,096,614)
                                                                   ------------
                      NET ASSETS-100% ...........................  $411,294,966
                                                                   ============


--------------------------------------------------------------------------------
                              KEY TO ABBREVIATIONS
          ARM-Adjustable Rate Mortgage.
          CMO-Collateralized Mortgage Obligation.
          CMT-Constant Maturity Treasury.
         GMAC-General Motors Acceptance Corp.
            I-Denotes a CMO with interest only characteristics.
          I/O-Interest Only.
          P/O-Principal Only.
        REMIC-Real Estate Mortgage Investment Conduit.
--------------------------------------------------------------------------------

 C$ Canadian dollar.
  # One contract equals $100,000 face value.
  + In aggregate, $36,175,000 principal amount pledged as collateral for reverse repurchase agreements.
 ++ Entire principal amount pledged as collateral for reverse repurchase agreements.
  @ $2,000,000 of principal amount pledged as collateral for futures transactions and $6,400,000 of principal amount pledged as collateral for mortgage swap.
 @@ $2,388,000 of principal amount pledged as collateral for mortgage swap.

See Notes to Financial Statements.

(Left Column)

--------------------------------------------------------------------------------
The BlackRock North American
Government Income Trust Inc.
Statement of Assets and Liabilities
October 31, 1995
--------------------------------------------------------------------------------

Assets

Investments, at value (cost $603,435,731) (Note 1) ..............  $605,425,433
Cash ............................................................       311,792
Canadian dollars, at value (cost $2,327,392) ....................     1,697,693
Deposits with brokers as collateral for investments
  sold short (Note 1) ...........................................    32,498,044
Interest receivable .............................................    10,204,354
Forward currency contracts-net amount
  receivable from counterparties (Notes 1 & 3) ..................     2,898,829
Due from broker-variation margin ................................       192,425
Deferred organization expenses and other assets .................        15,699
                                                                   ------------
                                                                    653,244,269
                                                                   ------------
Liabilities
Reverse repurchase agreements (Note 4) ..........................   202,702,854
Investment sold short, at value
  (proceeds $27,677,095) ........................................    27,819,493
Payable for investments purchased ...............................     6,787,667
Unrealized depreciation on mortgage swap
  (Notes 1 & 3) .................................................     2,621,029
Interest payable ................................................       861,952
Dividends payable ...............................................       292,362
Call option written, at value
  (premium received $225,525) ...................................       214,360
Advisory fee payable (Note 2) ...................................       206,682
Administration fee payable (Note 2) .............................        34,447
Other accrued expenses ..........................................       408,457
                                                                   ------------
                                                                    241,949,303
                                                                   ------------
Net Assets ......................................................  $411,294,966
                                                                   ============
Net assets were comprised of:
  Common stock, at par (Note 5) .................................   $   362,071
  Paid-in capital in excess of par ..............................   465,060,294
                                                                   ------------
                                                                    465,422,365

  Accumulated net realized loss on investments ..................   (56,759,404)
  Net unrealized appreciation on investments ....................    19,707,540
  Accumulated net realized and unrealized foreign
    currency loss ...............................................   (17,075,535)
                                                                   ------------
  Net assets, October 31, 1995 ..................................  $411,294,966
                                                                   ============

Net asset value per share:
  ($411,294,966 / 36,207,093 shares of
  common stock issued and outstanding) ..........................        $11.36
                                                                         ======

(Right Column)

--------------------------------------------------------------------------------
The BlackRock North American
Government Income Trust Inc.
Statement of Operations
Year Ended October 31, 1995
--------------------------------------------------------------------------------

Net Investment Income
Income
  Interest (net of premium amortization of
    $3,392,180 and net of interest expense of
    $12,696,945) ................................................   $35,753,978
                                                                    -----------
Expenses
  Investment advisory ...........................................     2,256,039
  Administration ................................................       376,016
  Reports to shareholders .......................................       280,000
  Custodian .....................................................       265,000
  Audit .........................................................        90,000
  Transfer agent ................................................        82,000
  Directors .....................................................        56,000
  Miscellaneous .................................................       194,536
                                                                    -----------
    Total operating expenses ....................................     3,599,591
                                                                    -----------
Net investment income ...........................................    32,154,387
                                                                    -----------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions (Note 3)
Net realized gain (loss) on:
  Investments ...................................................     6,740,278
  Futures .......................................................   (10,971,579)
  Short sales ...................................................      (245,685)
  Foreign currency ..............................................    (9,898,541)
                                                                    -----------
                                                                    (14,375,527)
                                                                    -----------
Net change in unrealized appreciation
  (depreciation) on:
  Investments ...................................................    49,854,942
  Futures .......................................................    (1,426,057)
  Short sales ...................................................      (142,398)
  Options .......................................................        11,165
  Foreign currency ..............................................    15,770,656
                                                                    -----------
                                                                     64,068,308
                                                                    -----------
Net gain on investments and foreign currency
  transactions ..................................................    49,692,781
                                                                    -----------
Net Increase In Net Assets
Resulting from Operations .......................................   $81,847,168
                                                                    ===========

See Notes to Financial Statements.

(Left Column)

--------------------------------------------------------------------------------
The BlackRock North American
Government Income Trust Inc.
Statement of Cash Flows
Year Ended October 31, 1995
--------------------------------------------------------------------------------

Increase (Decrease) in Cash
(Including Foreign Currency)
Cash flows used for operating activities:
  Interest received .............................................  $ 50,339,640
  Operating expenses paid .......................................    (3,586,373)
  Interest expense paid on reverse repurchase
    agreements ..................................................   (12,090,076)
  Purchases of short-term portfolio investments
    including options, net ......................................     5,366,182
  Purchases of long-term portfolio investments ..................  (478,358,542)
  Proceeds from disposition of long-term
    portfolio investments .......................................   419,617,347
  Variation margin on futures ...................................   (12,200,167)
  Other .........................................................         9,901
                                                                   ------------
  Net cash flows used for operating activities ..................   (30,902,088)
                                                                   ------------
Cash flows provided by financing activities:
  Increase in reverse repurchase agreements .....................    60,252,854
  Cash dividends paid ...........................................   (35,363,911)
                                                                   ------------
  Net cash flows provided by financing activities ...............    24,888,943
                                                                   ------------
Net realized and unrealized foreign currency loss ...............     7,893,840
                                                                   ------------
Net increase in cash ............................................     1,880,695
Cash at beginning of year .......................................       128,790
                                                                   ------------
Cash at end of year .............................................  $  2,009,485
                                                                   ============

Reconciliation of Net Increase in Net
Assets Resulting from Operations to
Net Cash Flows (Including Foreign
Currency) Used for Operating Activities
Net increase in net assets resulting from operations ............  $ 81,847,168
                                                                   ------------
Increase in investments .........................................   (50,076,219)
Net realized loss on investment transactions ....................     4,476,986
Net realized and unrealized foreign exchange gain ...............    (5,487,153)
Increase in unrealized appreciation on
  investments ...................................................   (48,682,614)
Increase in deposits with brokers as
  collateral for investments sold short .........................   (32,498,044)
Increase in interest receivable .................................    (1,503,463)
Decrease in receivable for investments sold .....................     8,658,473
Increase in receivable for forward
  currency contracts ............................................    (2,898,829)
Increase in variation margin receivable .........................      (187,493)
Decrease in other assets ........................................        23,941
Decrease in payable for investments purchased ...................    (5,988,654)
Decrease in depreciation on mortgage swap .......................    (7,226,087)
Increase in payable for securities sold short ...................    27,819,493
Increase in interest payable ....................................       606,869
Increase in payable for call options ............................       214,360
Decrease in accrued expenses and other liabilities ..............          (822)
                                                                   ------------
  Total adjustments .............................................  (112,749,256)
                                                                   ------------
Net cash flows used for operating activities ....................   (30,902,088)
                                                                   ============


(Right Column)

--------------------------------------------------------------------------------
The BlackRock North American
Government Income Trust Inc.
Statements of Changes
in Net Assets
--------------------------------------------------------------------------------

Increase (Decrease)                                   Year             Year
in Net Assets                                        Ended            Ended
                                                   October 31,      October 31,
                                                      1995             1994
                                                   -----------      -----------
Operations:
  Net investment income ........................  $ 32,154,387     $ 39,458,040
  Net realized loss on investments,
    futures, short sales and foreign
    currency transactions ......................   (14,375,527)     (26,259,212)
  Net change in unrealized
    appreciation/depreciation
    on investments, futures, short
    sales, options and foreign
    currency ...................................    64,068,308      (56,141,556)
                                                  ------------     ------------

  Net increase (decrease) in
    net assets resulting from
    operations .................................    81,847,168      (42,942,728)
Dividends and distributions:
  Dividends from net investment
    income .....................................        -           (36,918,359)
  Distributions in excess
    of net investment income ...................        -              (112,913)
  Return of capital distributions ..............   (35,301,618)      (1,891,079)
                                                  ------------     ------------
  Total increase (decrease) ....................    46,545,550      (81,865,079)
Net Assets
  Beginning of year ............................   364,749,416      446,614,495
                                                  ------------     ------------
  End of year ..................................  $411,294,966     $364,749,416
                                                  ============     ============

See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock North American Government Income Trust Inc.
Financial Highlights
--------------------------------------------------------------------------------


                                                                           Year Ended October 31,   December 27, 1991*
                                                                      ------------------------------     Through
                                                                         1995       1994       1993  October 31, 1992
                                                                         ----       ----       ----  ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..............................    $  10.07   $  12.34   $  13.13   $  14.10
                                                                       --------   --------   --------   --------
  Net investment income (net of interest expense of $.35, $.26,
    $.20, and $.14, respectively) .................................         .89       1.09       1.21       1.03
  Net realized and unrealized gain (loss) on investments and
    foreign currency transactions .................................        1.37      (2.28)      (.80)      (.99)
                                                                       --------   --------   --------   --------
Net increase (decrease) from investment operations ................        2.26      (1.19)       .41        .04
                                                                       --------   --------   --------   --------
Less dividends and distributions:
  Dividends from net investment income ............................         -        (1.03)     (1.20)      (.98)
  Return of capital distributions .................................        (.97)      (.05)       -          -
    Total dividends and distributions .............................        (.97)     (1.08)     (1.20)      (.98)
                                                                       --------   --------   --------   --------
Capital charge with respect to issuance of shares .................         -          -          -         (.03)
                                                                       --------   --------   --------   --------
Net asset value, end of period** ..................................    $  11.36   $  10.07   $  12.34   $  13.13#
                                                                       --------   --------   --------   --------
Per share market value, end of period** ...........................    $ 10 1/8   $  9 1/8   $ 12 7/8   $ 13 1/2
                                                                       ========   ========   ========   ========
TOTAL INVESTMENT RETURN+ ..........................................      22.88%    (21.62%)     4.68%      2.40%

RATIOS TO AVERAGE NET ASSETS:
Operating expenses ................................................        .96%      1.01%       .98%       .90%+++
Net investment income .............................................       8.58%      9.92%      9.72%      9.09%+++

SUPPLEMENTAL DATA:
Average net assets (000) ..........................................    $374,975   $397,651   $452,740   $482,326
Portfolio turnover ................................................         78%        70%       155%       314%
Net assets, end of period (000) ...................................    $411,295   $364,749   $446,614   $475,220
Reverse repurchase agreements outstanding, end of period (000) ....    $202,703   $142,450   $201,122   $219,362
Asset coverage++ ..................................................    $  3,028   $  3,561   $  3,221   $  3,166

-------------
  * Commencement of investment operations.
 ** NAV and market value published in The Wall Street Journal each Monday.
  # Net asset value immediately after closing of first public offering was $14.07.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the  first  day  and  a sale at the current market price on the last day of each period reported.  Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan.  Total  investment return does not reflect brokerage commissions. Total investment returns for periods of less than one full year are not annualized.
 ++ Per $1,000 of reverse repurchase agreement outstanding.
+++ Annualized.
    The information above represents the audited operating performance for a share of common  stock  outstanding,  total  investment return, ratios to average net assets and other supplemental data,  for each of the periods indicated.  This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

Left Column

--------------------------------------------------------------------------------
The BlackRock North American
Government Income Trust Inc.
Notes to Financial Statements
--------------------------------------------------------------------------------

Note 1. Accounting
Policies

The BlackRock North American Government Income Trust Inc., (the "Trust"), a Maryland corporation, is a non-diversified, closed-end management investment company. The investment objective of the Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific country, industry or region. No assurance can be given that the Trust's investment objective will be achieved.

  The following is a summary of significant accounting policies followed by the Trust.

Basis of Presentation: The financial statements of the Trust are prepared in accordance with United States generally accepted accounting principles using the United States dollar as both the functional and reporting currency.

Securities Valuation: In valuing the Trust's assets, quotations of foreign securities in a foreign currency are converted to U.S. dollar equivalents at the then current currency value. The Trust values mortgage-backed, asset-backed and other debt securities on the basis of current market quotations provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades unless the Trust's Board of Directors determines that such price does not reflect its fair value, in which case it will be valued at its fair value as determined by the Trust's Board of Directors. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.


Right Column


  Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

  In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

Option Selling/Purchasing: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

  Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

  Option selling and purchasing is used by the Trust to effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly. In general, the Trust uses options to hedge a long or short position or an overall portfolio that is longer or shorter than the benchmark security. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put options can be purchased to effectively hedge a position or a portfolio against price declines if a portfolio is long. In the same sense, call options can be purchased to hedge a portfolio that is shorter than its benchmark against price changes. The Trust can also sell (or write) covered call options and put options to hedge portfolio positions.

  The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

  Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of "five" would imply that the price would move approximately five percent in relation to a one percent change in interest rates. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to



Right Column

lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust can effectively "hedge" more volatile positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

  The Trust may invest in financial futures contracts primarily for the purpose of hedging its existing portfolio securities or securities the Trust intends to purchase against fluctuations in value caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is also at risk of not being able to enter into a closing transaction for the futures contract because of an illiquid secondary market. In addition, since futures are used to shorten or lengthen a portfolio's duration, there is a risk that the portfolio may have temporarily performed better without the hedge or that the Trust may lose the opportunity to realize appreciation in the market price of the underlying positions.

Forward Currency Contracts: The Trust enters into forward currency contracts primarily to facilitate settlement of purchases and sales of foreign securities. A forward contract is a commitment to purchase or sell a foreign currency at a future date (usually the security transaction settlement date) at a negotiated forward rate. In the event that a security fails to settle within the normal settlement period, the forward currency contract is renegotiated at a new rate. The gain or loss arising from the difference between the settlement value of the original and renegotiated forward contracts is isolated and is included in net realized losses from foreign currency transactions. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contract.

  Forward currency contracts, when used by the Trust, help to manage the overall exposure to the foreign currency backing many of the investments held by the Trust (The Canadian dollar). Forward currency contracts are not meant to be used to eliminate all of the exposure to the Canadian dollar, rather they allow the Trust to limit its exposure to foreign currency within a narrow band to the objectives of the Fund. Foreign Currency Translation: Canadian dollar ("C$") amounts are translated into United States dollars on the following basis:

    (i) market value of investment securities, other assets and liabilities-at the New York City noon rates of exchange.

    (ii) purchases and sales of investment  securities,  income and  expenses-at
    the  rates  of  exchange   prevailing  on  the  respective   dates  of  such
    transactions.

Left Column

  The Trust isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at year end. Similarly, the Trust isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the year.

  Net realized and unrealized foreign exchange gains of $5,487,153 include realized foreign exchange gains and losses from sales and maturities of portfolio securities, maturities of reverse repurchase agreements, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of interest and discount recorded on the Trust's books and the US dollar equivalent amounts actually received or paid and changes in unrealized foreign exchange gains and losses in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate.

  Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the Canadian dollar relative to the U.S. dollar.

  The exchange rate for the Canadian dollar at October 31, 1995 was US$0.7464 to C$1.00.

Short Sales: The Trust may make short sales of securities as a method of hedging potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

Security Lending: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.


Right Column

Mortgage Swaps: Mortgage swaps are a variation on interest rate swaps. In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Rate swaps were conceived as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time. Mortgage swaps combine the fixed/floating concept with an amortizing feature that is indexed to mortgage securities. Scheduled amortization and prepayments on the index pools reduce the notional amount.

  During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

  Mortgage swaps are intended to enhance the Trust's income earning ability by effectively owning mortgage pass-throughs and locking-in the financing rate at a very attractive spread to market levels. This allows mortgage pass-throughs to be held more cheaply than if they were owned outright and financed, but at a decreased level of liquidity.

  The Trust is exposed to credit loss in the event of non-performance by the other party to the mortgage swap. However, the Trust does not anticipate non-performance by any counterparty.

Securities Transactions and Investment Income: Security transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount or amortizes premium on securities purchased using the interest method.

Taxes: For Federal income tax purposes, substantially all of the Trust's Canadian transactions are accounted for using the Canadian dollar as the functional currency. Accordingly, only realized currency gains and losses resulting from the repatriation of Canadian dollars into United States dollars are recognized for tax purposes.

  No provision has been made for United States income or excise taxes because it is the Trust's policy to continue to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders.

Dividends  and  Distributions:   The  Trust  declares  and  pays  dividends  and
distributions monthly from net investment

Left Column

income, realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

  Income   distributions  and  capital  gain  distributions  are  determined  in accordance with income tax regulations which may differ from generally accepted accounting principles.

Reclassification of Capital Accounts: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of
Certified Public Accountants' Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies. For the year ended October 31, 1995 the Trust decreased paid-in capital in excess of par by $35,502,768, increased undistributed net investment income by $3,147,231, increased accumulated net realized losses on investments by $1,292 and decreased accumulated net realized and unrealized foreign currency losses by $32,356,829 for realized foreign currency losses incurred during the year ended October 31, 1995. Net investment income, net realized gains and net assets were not affected by this change.

Deferred Organization Expenses: A total of $70,000 was incurred in connection with the organization of the Trust. These costs have been deferred and are being amortized ratably over a period of sixty months from the date the Trust commenced investment operations.


Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Financial Management, Inc. (the "Adviser") and an Administration Agreement with Prudential Mutual Fund Management, Inc. ("PMF"), an indirect, wholly-owned subsidiary of The Prudential Insurance Co. of America.

  The investment advisory fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net assets. The administration fee paid to PMF is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net assets.

  Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust. PMF pays for occupancy and provides certain clerical and accounting services to the Trust. The Trust bears all other costs and expenses.

  On February 28, 1995, the Adviser was acquired by PNC Bank, NA. Following acquisition, the Adviser has become a wholly-owned corporate subsidiary of PNC Asset Management Group, Inc., the holding company for PNC's asset management business.


Right Column


Note 3. Portfolio
Securities And
Other Investments

Purchases and sales of investment securities, other than short-term investments, for the year ended October 31, 1995 aggregated $471,289,062 and $415,204,211, respectively.

  The Trust may invest without limit in securities which are not readily marketable, including those which are restricted as to disposition under securities law ("restricted securities") although the Trust does not expect that such investments will generally exceed 5% of its portfolio assets. At October 31, 1995, the Trust held no illiquid or restricted securities.

  The United States federal income tax basis of the Trust's investments at October 31, 1995 was $582,470,870, and accordingly, net unrealized appreciation for federal income tax purposes was $22,954,563 (gross unrealized appreciation- $31,246,810; gross unrealized depreciation-$8,292,247).

  For federal income tax purposes, the Trust has a capital loss carryforward as of October 31, 1995 of approximately $57,254,200 of which approximately $7,191,000 will expire in 2000, approximately $11,408,000 will expire in 2001, approximately $32,751,000 in 2002 and approximately $5,904,200 will expire in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

  Details of open financial futures contracts at October 31, 1995 are as follows:



                                                  Value at           Value at           Unrealized
Number of                    Expiration            Trade            October 31,        Appreciation
Contracts      Type             Date               Date                1995           (Depreciation)
---------      ----          ----------           --------          -----------       --------------

    Short positions:
377           5 Yr. U.S.
             T-Note           Dec. 1995        $ 40,513,457        $ 40,839,703        $ (326,246)

314          10 Yr. U.S.
             T-Note           Dec. 1995          34,563,210          35,020,833          (457,623)

 87          30 Yr. U.S.
             T-Bond           Dec. 1995           9,874,540          10,184,437          (309,897)
                                               ------------        ------------        ----------
                                               $ 84,951,207        $ 86,044,973        (1,093,766)
                                               ============        ============        ==========


    Long position:
295          10 Yr. Canada
             T-Bond           Dec. 1995        $ 23,416,278        $ 24,015,263        $  598,985
                                               ============        ============        ==========



  Details of open forward currency purchase contracts at October 31, 1995 are as follows:



                                Value at         Value at
Settlement    Contract        Settlement       October 31,      Unrealized
  Date       to Receive           Date             1995        Appreciation
---------    ----------       ----------       -----------     ------------
11/03/95    C$253,000,000     $186,029,418     $188,830,631     $2,801,213
12/20/95        6,000,000        4,379,562        4,477,178         97,616
                              ------------     ------------     ----------
                              $190,408,980     $193,307,809     $2,898,829
                              ============     ============     ==========

  The Trust entered into a FNMA mortgage swap with a notional amount of $150 million. Under the agreement, the

Left Column


Trust receives a fixed rate and pays a floating rate. The FNMA mortgage swap settled on November 26, 1993. Details of the swap are as follows:



Current
Notional
Amount          Fixed                                  Termination   Unrealized
(000)    Type    Rate            Floating Rate             Date     Depreciation
----     ----   -----   ------------------------------  ----------- ------------
$108,983  FNMA    8%    1-mo. LIBOR minus 20 basis pts.   Oct. '96   $2,621,029


Note 4. Borrowings

Reverse Repurchase Agreements: The Trust enters into reverse repurchase agreements with qualified, third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid high grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

  The average monthly balance of United States reverse repurchase agreements outstanding during the year ended October 31, 1995 was approximately $68,476,000 at a weighted average interest rate of approximately 6.03%. Also, the average monthly balance of Canadian reverse repurchase agreements outstanding during the year ended October 31, 1995 was approximately C$141,508,000, at a weighted average interest rate of approximately 7.23%. The maximum



Right Column

amount of United States reverse repurchase agreements outstanding at any month-end during the year was $206,919,419 as of September 30, 1995, which was 31.8% of total assets. The maximum amount of Canadian reverse repurchase agreements outstanding at any month-end during the year was approximately C$237,500,000 as of July 31, 1995, which was 30.7% of total assets.

Dollar Rolls: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date. The Trust did not enter into any dollar roll transactions during the year ended October 31, 1995.


Note 5. Capital

There are 200 million shares of $.01 par value common stock authorized. Of the 36,207,093 shares outstanding at October 31, 1995, the Adviser owned 7,093 shares.

Note 6. Distributions

Subsequent to October 31, 1995, the Board of Directors of the Trust declared non-taxable return of capital distributions of $0.078125 per share payable November 30, 1995 to shareholders of record on November 15, 1995.



Note 7. Quarterly Data
(Unaudited)

------------------------------------------------------------------------------------------------------------------------------------
                                              Net realized and
                                                 unrealized
                                               gain (loss) on
                                                investments
                                                short sales,     Net increase (decrease
                                                futures and         in net assets           Dividends
                           Net investment         options           resulting from             and                        Period end
Quarterly      Total          income              written             operations           distributions      Share price  net asset
  period      increase    Amount   Per share  Amount    Per share  Amount     Per share  Amount    Per share   High   Low    value
---------     --------    ------------------  -------------------  --------------------  -------------------   ----------  ---------


November 1,
 1993 to
 January 31,
 1994         $11,023,484  $ 9,961,355  $.28  $  8,551,846   $ .24  $ 18,513,201  $ .52  $10,183,245  $.2813  $127/8  $111/2  $12.56
February 1,
 1994 to
 April 30,
 1994          12,992,331   12,019,388   .33   (74,815,211)  (2.07)  (62,795,823) (1.74)   9,730,656   .2687   123/8    97/8   10.56
May 1,
 1994 to
 July 31,
 1994          10,452,365    9,512,328   .26   (24,965,349)   (.69)  (15,453,021)  (.43)   9,504,225   .2625   103/8    91/4    9.86
August 1,
 1994 to
 October 31,
 1994           8,993,160    7,964,969   .22     8,827,946     .24    16,792,915    .46    9,504,225   .2625   103/4    9      10.07
November 1,
 1994 to
 January 31,
 1995          10,026,608    9,169,699   .25    20,198,506)   (.55)  (11,028,807)  (.30)   9,504,225   .2625    91/8    83/8    9.51
February 1,
 1995 to
 April 30,
 1995           8,669,818    7,823,263   .22    42,296,756    1.17    50,120,019   1.39    8,825,494   .2437    93/4    9      10.65
May 1,
 1995 to
 July 31,
 1995           8,581,066    7,658,911   .21    (5,073,249)   (.14)    2,585,662    .07    8,485,949   .2344   10       93/8   10.48
August 1,
 1995 to
 October 31,
 1995           8,476,486    7,502,514   .21    32,667,780     .89    40,170,294   1.10    8,485,950   .2344   103/8    93/8   11.36
------------------------------------------------------------------------------------------------------------------------------------

                                       15

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                         REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Shareholders and Board of Directors of The BlackRock North American Government Income Trust Inc.:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock North American Government Income Trust Inc. as of October 31, 1995 and the related statements of operations and of cash flows for the year then ended and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period December 27, 1991 (commencement of investment operations) to October 31, 1992. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at October 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock North American Government Income Trust Inc. at October 31, 1995 and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

New York, New York
December 8, 1995

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                                 TAX INFORMATION
--------------------------------------------------------------------------------

    We wish to advise you as to the federal tax status of dividends and distributions paid by the Trust during its fiscal year ended October 31, 1995.

    During the fiscal year ended October 31, 1995, the Trust paid distributions of $0.9750 per share which is a non-taxable return of capital. The Trust paid no dividends which are taxable as ordinary income. For federal income tax purposes, the aggregate of any dividends and short-term capital gains distributions you received are reportable in your 1995 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

    For the purpose of preparing your 1995 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 1996.


--------------------------------------------------------------------------------
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

    Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent.

    The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue shares under the Plan.

    Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividend or distributions.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM or BlackRock Financial Management at (800) 227-7BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

The Trust's Investment Objective

The Trust's investment objective is to manage a portfolio of high grade securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to achieve its objective by investing in Canadian and U.S. dollar-denominated securities.


Who Manages the Trust?

BlackRock Financial Management, Inc. ("BlackRock") is the investment adviser for the Trust. BlackRock is a registered investment adviser specializing in fixed income securities. Currently, BlackRock manages over $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of institutional and individual investors in 21 closed-end funds traded on either the New York or American stock exchanges, several open-end funds and separate accounts for more than 80 clients in the U.S. and overseas. BlackRock is a subsidiary of PNC Asset Management Group which is a division of PNC Bank, the nation's eleventh largest banking organization.


What Can the Trust Invest In?

The Trust will invest primarily in securities issued or guaranteed by the federal governments of Canada and the United States, their political subdivisions (which include the Canadian provinces) and their agencies and instrumentalities. The Trust's investments will be either government securities or securities rated "A" or higher at the time of investment by Standard & Poor's or "A2" by Moody's, or securities which BlackRock deems as of comparable quality. Under current market conditions, it is expected that the percentage of the Trust's assets invested in Canadian dollar-denominated securities will be between 65% and 80%. Examples of types of securities in which the Trust may invest include Canadian and U.S. government or government agency residential mortgage-backed securities, privately issued mortgage-backed securities, Canadian provincial debt securities, U.S. Government securities, commercial mortgage-backed securities, asset-backed securities and other debt securities issued by Canadian and U.S. corporations and other entities. Under current market conditions, BlackRock expects that the primary investments of the Trust to be Canadian mortgage-backed securities, Canadian provincial debt securities, U.S. government securities, securities backed by U.S. government agencies (such as residential mortgage-backed securities), privately issued mortgage-backed securities and commercial mortgage-backed securities.


What is the Adviser's Investment Strategy?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U.S. Treasury securities with an average life similar to that of the Trust's assets. In seeking the investment objective, BlackRock actively manages the Trust's assets in relation to market conditions and changes in general economic conditions in Canada and the U.S., including its expectations regarding interest rate changes and changes in currency exchange rates between the U.S. dollar and the Canadian dollar, to attempt to take advantage of favorable investment opportunities in each country. As such, the allocation between Canadian and U.S. securities will change from time to time. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula.

While the Adviser has the opportunity to hedge against currency risks associated with Canadian securities, the Trust is intended to provide exposure to the Canadian marketplace. As a result, historically, currency hedging has not been widely practiced by the Trust. However, BlackRock will attempt to limit interest rate risk by constantly monitoring the duration (or price sensitivity with respect to changes in interest rates) of the Trust's assets so that it is within the range of U.S. Treasury securities with average lives of seven to ten years. In doing so, the Adviser will attempt to locate securities with better predictability of cash flows such as U.S. commercial mortgage-backed securities. In addition, the Canadian mortgage-backed securities in which the Trust invests are not prepayable, contributing to the predictability of the Trust's cash flows. Traditional residential U.S. mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While the U.S. mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread over Treasuries due to the uncertainty of the timing of their cash flows as they are subject to prepayment exposure when interest rates change and mortgage holders refinance their mortgages or move. While U.S. mortgage-backed securities do offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

How Are the Trust's Shares Purchased and Sold? Does the Trust Pay Dividends Regularly?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, Boston Financial Data Services. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.


Leverage Considerations in the Trust

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage. In general, the portfolio is typically leveraged at approximately 33-1/3% of total assets.


Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the fund in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interest of shareholders.


Special Considerations and Risk Factors Relevant to the Trust

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Investment Objective. Although the objective of the Trust is to provide high monthly income consistent with preservation of capital, there can be no assurance that this objective will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

Currency Exchange Rate Considerations. Because the Trust's net asset value is expressed in U.S. dollars, and the Trust invests a substantial percentage of its assets in Canadian dollar-denominated assets, any change in the exchange rate between these two currencies will have an effect on the net asset value of the Trust. As a result, if the U.S. dollar appreciates against the Canadian dollar, the Trust's net asset value would decrease if not offset by other gains.

Leverage. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BNA) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Mortgage-Backed and Asset-Backed Securities. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments on certain U.S. mortgage-backed securities which will change the yield to maturity of the security.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

Non-U.S. Securities. The Trust may invest a portion of its assets in non-U.S. dollar-denominated securities which involve special risks such as currency, political and economic risks, although under current market conditions does not do so.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
            THE BLACKROCK NORTH AMERICAN GOVERNMENT INCOME TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------
Adjustable Rate Mortgage-Backed
Securities (ARMs):

Mortgage instruments with interest rates that adjust at periodic intervals at a fixed amount over the market levels of interest rates as reflected in specified indexes. ARMS are backed by mortgage loans secured by real property.


Asset-Backed Securities:

Securities backed by various types of receivables such as automobile and credit card receivables.


Canadian Mortgage Securities:

Canadian Mortgage instruments which are guaranteed by the Canadian Mortgage Housing Corporation (CMHC), a federal agency backed by the full faith and credit of the Canadian Government.


Closed-End Fund:

Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies. One of the advantages of a closed-end fund is the diversification it provides through its multiple holdings.


Collateralized
Mortgage Obligations (CMOs):

Mortgage-backed securities which separate mortgage pools into short-, medium-, and long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.


Discount:

When a fund's net asset value is greater than its stock price the fund is said to be trading at a discount.


Dividend:

This is income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.


Dividend Reinvestment:

Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested into additional shares of the Trust.


FHA:

Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.


FHLMC:

Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. government, however; they are backed by FHLMC's authority to borrow from the U.S. government. Also known as Freddie Mac.


FNMA:

Federal National Mortgage Association, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. government, however; they are backed by FNMA's authority to borrow from the U.S. government. Also known as Fannie Mae.


GNMA:

Government National Mortgage Association, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

Government Securities:

Securities issued or guaranteed by the U.S. government, or one of its agencies or instrumentalities, such as GNMA (Government National Mortgage Association), FNMA (Federal National Mortgage Association) and FHLMC (Federal Home Loan Mortgage Corporation).


Interest-Only  Securities  (I/O):

Mortgage securities that receive only the interest cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.


Market Price:

Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.


Mortgage  Dollar Rolls:

A mortgage dollar roll is a transaction in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (although not the same) securities on a specified future date. During the "roll" period, the Trust does not receive principal and interest payments on the securities, but is compensated for giving up these payments by the difference in the current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.


Mortgage Pass-Throughs:

Mortgage-backed securities issued by Fannie Mae, Freddie Mac or Ginnie Mae.


Multiple-Class Pass-Throughs:

Collateralized Mortgage Obligations.


Net  Asset  Value  (NAV):

Net asset value is the total market value of all securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in Barron's on Saturday and The Wall Street Journal each Monday.

Principal-Only  Securities  (P/O):

Mortgage securities that receive only the principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as a STRIP.


Project Loans:

Mortgages for multi-family, low- to middle-income housing.


Premium:

When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.


Residuals:

Securities issued in connection with collateralized mortgage obligations that generally represent the excess cash flow from the mortgage assets underlying the CMO after payment of principal and interest on the other CMO securities and related administrative expenses.


Reverse  Repurchase  Agreements:

In a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed date and price. During this time, the Trust continues to receive the principal and interest payments from that security. At the end of the term, the Trust receives the same securities that were sold for the same initial dollar amount plus interest on the cash proceeds of the initial sale.


Strips:

Arrangements in which a pool of assets is separated into two classes that receive different proportions of the interest and principal distribution from underlying mortgage-backed securities. IO's and PO's are examples of strips.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

Taxable Trusts
------------------------------------------------------------------------------------------------
                                                                                       Maturity
Perpetual Trusts                                                        Stock Symbol     Date
                                                                        ------------   --------

The BlackRock Income Trust Inc.                                              BKT          N/A
The BlackRock North American Government Income Trust Inc.                    BNA          N/A

Term Trusts
The BlackRock 1998 Term Trust Inc.                                           BBT         12/98
The BlackRock 1999 Term Trust Inc.                                           BNN         12/99
The BlackRock Target Term Trust Inc.                                         BTT         12/00
The BlackRock 2001 Term Trust Inc.                                           BLK         06/01
The BlackRock Strategic Term Trust Inc.                                      BGT         12/02
The BlackRock Investment Quality Term Trust Inc.                             BQT         12/04
The BlackRock Advantage Term Trust Inc.                                      BAT         12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                    BCT         12/09




Tax-Exempt Trusts
------------------------------------------------------------------------------------------------
                                                                                       Maturity
Perpetual Trusts                                                        Stock Symbol     Date
                                                                        ------------   --------

The BlackRock Investment Quality Municipal Trust Inc.                        BKN          N/A
The BlackRock California Investment Quality Municipal Trust Inc.             RAA          N/A
The BlackRock Florida Investment Quality Municipal Trust                     RFA          N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.             RNJ          N/A
The BlackRock New York Investment Quality Municipal Trust Inc.               RNY          N/A


Term Trusts
The BlackRock Municipal Target Term Trust Inc.                               BMN         12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                         BRM         12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.              BFC         12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                      BRF         12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                BLN         12/08
The BlackRock Insured Municipal Term Trust Inc.                              BMT         12/10


                          If you would like further information
          please do not hesitate to call BlackRock at (800) 227-7BFM or consult with your financial advisor.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

    BlackRock Financial Management (BlackRock) is a registered investment adviser which specializes in managing high quality fixed income securities, both taxable and tax exempt. BlackRock currently manages over $34 billion of assets across the government, mortgage, corporate and municipal sectors. These assets are managed on behalf of many individual investors in twenty-one closed-end funds traded on either the New York or American stock exchanges, and several open-end funds and on behalf of more than 80 institutional clients in the United States and overseas. BlackRock's institutional investor base includes Chrysler Corporation Master Retirement Trust, General Retirement System of the City of Detroit, State Treasurer of Florida, Ford Motor Company Pension Plan, General Electric Pension Trust and Unisys Corporation Master Trust.

    BlackRock was formed in April 1988 by fixed income professionals who sought to create an asset management firm specializing in managing fixed income securities for individuals and institutional investors. The professionals at BlackRock have extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, individuals at BlackRock are responsible for many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

    BlackRock is unique among asset management and advisory firms in the significant emphasis it places on the development of proprietary analytical capabilities. A quarter of the professionals at BlackRock work full-time in the design, maintenance and use of such systems which are otherwise not generally available to investors. BlackRock's proprietary analytical tools are used for evaluating, investing in and designing investment strategies and portfolios of fixed income securities, including mortgage securities, corporate debt securities or tax-exempt securities and a variety of hedging instruments.

    BlackRock has developed investment products which respond to investors' needs and has been responsible for several major innovations in closed-end funds. BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAAf rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. BlackRock's closed-end funds currently have dividend reinvestment plans which are designed to provide an ongoing source of demand for the stock in the secondary market. BlackRock manages a ladder of alternative investment vehicles, with each fund having specific investment objectives and policies.

    In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions you may have about your BlackRock funds and thank you for the continued trust you place in our abilities.







                      If you would like further information
           please do not hesitate to call BlackRock at (800) 227-7BFM

Left Column


BlackRock


Directors
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Ralph L. Schlosstein

Officers
Ralph L. Schlosstein, President
Scott Amero, Vice President
Keith T. Anderson, Vice President
Michael C. Huebsch, Vice President
Robert S. Kapito, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Kevin J. Mahoney, Assistant Treasurer
Karen H. Sabath,  Secretary

Investment Adviser
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

Administrator
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

Independent Auditors
Deloitte & Touche LLP
2 World Financial Center
New York, NY 10281

Legal Counsel
Skadden, Arps, Slate, Meagher & Flom
919 Third Avenue
New York, NY 10022
  This report is for shareholder information.
This is not a prospectus intended for use in the purchase or sale of any securities.
                          The BlackRock North American
                          Government Income Trust Inc.
                   c/o Prudential Mutual Fund Management, Inc.
                                   32nd Floor
                                One Seaport Plaza
                               New York, NY 10292
                                 (800) 227-7BFM


                                             0924575-10-2
                                              092475-10-2

Right Column


The BlackRock
North American
Government Income
Trust Inc.
-----------------------------------
Annual Report
October 31, 1995